                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


                              )
IN RE:                        )
                              )        Chapter 11
GRANT GEOPHYSICAL, INC.       )
                              )        Case No. 96-1936 (HSB)
          DEBTOR.             )
                              )


                   ORDER AUTHORIZING THE DEBTOR TO ENTER INTO
                 A FIRST AMENDMENT TO THE FINAL FINANCING ORDER

        THIS MATTER came before the Court on April 9, 1997, upon the Motion For Order Authorizing The Debtor To Enter Into A First Amendment To The Final Financing Order, dated March 21, 1997 (the "Financing Amendment Motion"), seeking authority to amend and perform under the existing loan, financing, and security agreements by and between the Debtor and Foothill, pursuant to the changes reflected in the Amendment Number Two To Ratification And Amendment Agreement ("Amendment No. Two"), attached hereto and incorporated herein for all purposes, including inter alia authority to (a) extend the maturity of the Joint Stipulation And Agreed Order Authorizing Final Financing, Granting Senior Liens and Priority Administrative Expense Status, Providing For Adequate Protection, Modifying The Automatic Stay, And Authorizing Debtor To Enter Into Agreements With Foothill Capital Corporation (as amended by this First Amendment to Final Financing Order (as hereinafter defined), the "Final Financing Order") from June 30, 1997, to September 30, 1997, and (b) increase the overadvance provided for in the Final Financing Order from the amounts stated in the Final Financing Order (ranging from $6.0 million to $4.5 million), to $7 million). The Debtor has represented to the Court it


ORDER AUTHORIZING THE DEBTOR TO ENTER INTO A
FIRST AMENDMENT TO THE FINAL FINANCING ORDER-Page-1-will comply with the terms of this Order Authorizing The Debtor To Enter Into A First Amendment To The Final Financing Order (this "First Amendment To Final Financing Order"). Various creditors appeared by and through their respective counsel and announced to the Court that they had no objections to this Financing Amendment Motion based on the changes now reflected in this First Amendment To Final Financing Order and Amendment No. Two; as to any remaining objections to the Financing Amendment Motion, the Court overruled such objections. The Court finds notice to have been sufficient and adequate. The parties hereto have stipulated and agreed as follows, and based upon the pleadings and the proffers of evidence and representations of counsel, the Court hereby adopts said stipulation and agreement as findings of fact and conclusions of law(1) to amend financing of the Debtor. (All defined terms not defined herein have the meanings given in the Final Financing Order.)

     WHEREUPON, this Court makes the following findings of fact and conclusions of law:

                   I. FINDINGS OF FACT AND CONCLUSIONS OF LAW

     A. The entry of this First Amendment to Final Financing Order is in the best interest of the Debtor, its creditors, and its bankruptcy estate.

     B. Good and sufficient notice of the Financing Amendment Motion, with respect to the request therein for the entry of this First Amendment To Final Financing Order, and of the hearing thereon has been provided in accordance with Sections 102(1) and 364(c)(1), (2) and (3) of the Code, Bankruptcy Rule 2002.

     C. The relief granted by this Court pursuant to this First Amendment To Final Financing Order is necessary to the continued operations of the Debtor's business and is in the best interests of its estate.

     D. The terms of the Loan Documents, as amended by Amendment No. Two, by and between the Debtor and Foothill, pursuant to which post-petition loans and advances have been or will be made to or for the benefit of the Debtor by Foothill, have been negotiated at arms'

--------------
1 To the extent any finding of fact is mischaracterized as a conclusion of law. It shall be deemed a finding of fact, and vice versa.


ORDER AUTHORIZING THE DEBTOR TO ENTER INTO A
FIRST AMENDMENT TO THE FINAL FINANCING ORDER-Page-2-length and in good faith, as that term is used in the Code, and are in the best interests or the Debtor. Foothill shall be given all the protections of entities that have extended credit in good faith under Section 364(e) of the Code.

                            II. ORDERS OF THE COURT

        BASED UPON THE FOREGOING, it is therefore ORDERED as follows:

        1. The relief requested in the Financing Amendment Motion is granted, and it is hereby approved in all respects.

        2. Foothill shall be entitled to all of the benefits, rights, protections, and benefits of the Final Financing Order and the Loan Agreement, and the terms and provisions of the Final Financing Order are hereby incorporated for all purposes herein, except as modified by the specific terms hereof.

        3.      The Final Financing Order is hereby amended as follows:

                (a) In paragraph 15, the term "Approved Budget" is hereby amended to refer to the Exhibit A attached to Amendment No. Two, and all references to the "Maximum Permitted Overadvance Amount" are hereby amended to mean $7 million.

        (b)     Paragraph 24A is amended in its entirety to read as follows:

                24A.    The term Debtor's Carve-Out Amount" means an amount,
        inclusive of the amount of the Retainers (as hereinafter defined) which shall not exceed $640,000 in the aggregate, and which shall be subject to the further limitations set forth in Paragraphs 24B through 24E of this Part III, below: Notwithstanding anything else contained herein, upon an Event of Default (as hereinafter defined), the Debtor's Carve-Out Amount shall be fixed at the then Debtor's Carve-Out Amount incurred, inclusive of all amounts that have been paid or are currently outstanding (in no event to exceed $640,000) on the date of such Event of Default. The term "Creditors' Committee Counsel Carve-Out Amount" means an amount not to exceed $720,000 in the aggregate, and which shall be subject to the further limitations set forth in Paragraphs 24B through 24E of this Part III, below. Notwithstanding anything else contained herein, upon an Event of Default, the Creditors' Committee Counsel Carve-Out Amount shall be fixed at the Creditors' Committee Counsel Carve-Out Amount incurred inclusive of all amounts that have been paid or are currently outstanding (in no event to exceed $720,000) on the date of such Event of Default. The term "Creditors' Committee Accountants Carve-Out Amount" means an amount not to exceed $135,000 in the aggregate, and which shall be subject to the further limitations set forth in Paragraphs 24B through 24E of this Part III, below. Notwithstanding anything else contained herein, upon an Event of Default, the Creditors' Committee Accountants Carve-Out Amount shall be fixed at the Creditors'


ORDER AUTHORIZING THE DEBTOR TO ENTER INTO A
FIRST AMENDMENT TO THE FINAL FINANCING ORDER-Page-3-

                Committee Accountants Carve-Out Amount incurred, inclusive of all amounts that have been paid or are currently outstanding (in no event to exceed $135,000) on the date of such Event of Default.

                (b) Clauses (a), (b) and (c) of Paragraph 24B are amended in their entirety to read as follows:

                        (a) Sprouse & Winn, L.P., Scott, Douglass, Luton & McConnico, L.L.P., and Young, Conaway, Stargatt & Taylor, collectively $640,000, in the aggregate, from February 23, 1997 through the termination of the Loan Agreement; and, on a monthly basis, beginning with the first payment on February 23, 1997 and continuing on the 23rd day of each month thereafter through the termination of the Loan Agreement, $80,000 per month (which represents 80% of fees and 100% of expenses);

                        (b) Andrews & Kurth, L.L.P., Williams, Hershman, & Wisler, P.A., and the Creditors' Committee, collectively, $720,000, in the aggregate, from February 23, 1997 through the termination of the Loan Agreement; and, on a monthly basis, beginning with the first payment on February 23, 1997 and continuing on the 23rd day of each month thereafter through the termination of the Loan Agreement, $90,000 per month (which represents 80% of fees and 100% of expenses); and

                        (c) Price Waterhouse, L.L.P., $135,000 in the aggregate, from February 9, 1997 through the termination of the Loan Agreement; and, on a monthly basis, beginning with the first payment on February 9, 1997, the second payment to be made on February 23, 1997, and continuing on the 23rd day of each month thereafter through the termination of the Loan Agreement, $15,000 per month (which represents 80% of fees and 100% of expenses);

                (c) Paragraph 45 is herby amended in its entirety to read as follows:

                        45. Notwithstanding anything to the contrary state herein or in the Loan Documents, the term of this post-petition financing shall expire, and all Post-Petition Lender Debt shall be due and payable, on September 30, 1997, but Foothill may not exercise its rights and remedies except as provided above.

        4. Foothill (and Elliott Associates, L.P. to the extent Elliott Associates, L.P. is deemed to be a lender) shall be entitled to the full protection of Section 364(c) of the Code with respect to debts, obligations, liens, security interests, and other rights created or authorized in this First Amendment to Final Financing Order (and the Final Financing Order), notwithstanding the purchase of a certain participation in such financing by Elliott Associates, L.P.

        5. Nothing in this Order shall alter, modify, impair, abrogate, or affect any of the Creditors' Committee rights, protections, and benefits afforder to the Creditors'


ORDER AUTHORIZING THE DEBTOR TO ENTER INTO A
FIRST AMENDMENT TO THE FINAL FINANCING ORDER-Page-4-

Committee under the Final Financing Order, including inter alia, the right to challenge Foothill's liens and claims and the reasonableness of attorneys' fees, and the requirement that the Debtor obtain Creditors' Committee consent before amending its budget, etc.

        SIGNED this 9th day of April, 1977



                                                /s/ HELISE S. BALICHS
                                               --------------------------------
                                               UNITED STATES BANKRUPTCY JUDGE

AGREED AS TO FORM AND SUBSTANCE:

SCOTT, DOUGLASS, LUTON & MCCONNICO, L.L.P.


By: _____________________________________
        Christopher Fuller, Esq.
        Texas State Bar No. __________
        Greg Pierce, Esq.
        Texas State Bar No. __________
600 Congress Avenue, 15th Floor
Austin, Texas 78701-3234
(512) 495-6300
FAX: (512) 474-0731

700 Louisiana
Suite 4000
Houston, Texas 77002-2758
(713) 225-8400
FAX: (713) 225-8488

        -AND-


ORDER AUTHORIZING THE DEBTOR TO ENTER INTO A
FIRST AMENDMENT TO THE FINAL FINANCING ORDER -5-

YOUNG, CONAWAY, STARGATT & TAYLOR

By: /s/ LAURA DAVIS JONES
    ----------------------------------
    Laura Davis Jones, Esq. (#2436)
    Scott Cousins, Esq. (#3079)
Eleventh Floor, Rodney Square North
Post Office Box 391
Wilmington, Delaware 19899-0391
(302) 571-1253


ATTORNEYS FOR THE DEBTOR,
GRANT GEOPHYSICAL, INC.

HUGHES & LUCE, L.L.P.

By: /s/ DAVID WEITMAN
    ----------------------------------
    David Weitman, Esq.
    Texas State Bar No. 21116200
    Howard Spector, Esq.
    Texas State Bar No. 00785023
1717 Main Street, Suite 2800
Dallas, Texas 75201
(214) 939-5500
FAX: (214) 939-6100

         --AND--

RICHARDS, LAYTON & FINGER

By: /s/ THOMAS L. AMBRO
    ----------------------------------
    Thomas L. Ambro, Esq. (#677)
    Mark D. Collins, Esq. (#2981)
One Rodney Square
Wilmington, Delaware 19899
(302) 651-7531
FAX: (302) 658-6548

ATTORNEYS FOR
FOOTHILL CAPITAL CORPORATION


ORDER AUTHORIZING THE DEBTOR TO ENTER INTO A
FIRST AMENDMENT TO THE FINAL FINANCING ORDER -Page-6-

ANDREWS & KURTH, L.L.P.


By:       JAMES DONNELL, ESQ.
   ------------------------------------
        James Donnell, Esq.
        Texas State Bar No. 05981300
600 Travis Street, Suite 4200
Houston, Texas 77002
(713) 220-4200
FAX: (713) 220-4285

        -AND-


Van Oliver, Esq.
ANDREWS & KURTH, L.L.P.
4400 Thanksgiving Tower
1611 Elm Street
Dallas, Texas 75201
(214) 979-4400
FAX: (214) 979-4401

        -AND-

Jeffrey C. Wisler, Esq.
WILLIAMS, HERSHMAN & WISLER, P.A.
Suite 600, One Commerce Center
Wilmington, Delaware 19899-0511
(302) 575-0873
FAX: (302) 575-1642

ATTORNEYS FOR THE
OFFICIAL UNSECURED CREDITORS' COMMITTEE


ORDER AUTHORIZING THE DEBTOR TO ENTER INTO A
FIRST AMENDMENT TO THE FINAL FINANCING ORDER -7-

                              AMENDMENT NUMBER TWO
                                       TO
                      RATIFICATION AND AMENDMENT AGREEMENT

        This AMENDMENT NUMBER TWO TO RATIFICATION AND AMENDMENT AGREEMENT (this "Amendment") is entered into as of April __, 1997, by and between the following parties:

                (a) GRANT GEOPHYSICAL, INC., a Delaware corporation, formerly known as GRANT TENSOR GEOPHYSICAL CORP. ("Borrower"), as Debtor and Debtor-in-Possession and;

                (b) FOOTHILL CAPITAL CORPORATION ("Foothill").

                              R E F E R E N C E S

        Reference is made to the following documents:

                (a) that certain Loan and Security Agreement, dated as of April 26, 1993, by and between Borrower and Foothill, and any extensions, riders, supplements, notes, amendments, or modifications to or in connection therewith, as amended by the Ratification Agreement (hereinafter defined) and as further amended, modified, supplemented or restated from time to time (collectively, the "Loan Agreement"); and

                (b) that certain Ratification and Amendment Agreement, dated as of December 6, 1996, by and between Borrower and Foothill, as amended by that certain Amendment Number One to Ratification and Amendment Agreement ("Amendment No. One"), dated as of January 27, 1997, by and between Borrower and Foothill, and any extensions, riders, supplements, notes, amendments, or modifications to or in connection therewith, and as further amended, modified, supplemented or restated from time to time (collectively, the "Ratification Agreement").

All capitalized terms used and not otherwise defined or amended herein shall have the respective meanings assigned to such terms in the Loan Agreement and the Ratification Agreement.

                             W I T N E S S E T H :

        WHEREAS, Borrower commenced its case under Chapter 11 of the Code in the Bankruptcy Court on December 6, 1996 (such date, and the specific time of filing on such date, being referred to as the "Petition Date"); and Borrower has retained possession of its assets and is authorized under the Code to continue the operation of its business as debtor-in-possession; and


AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 1

        WHEREAS, prior to the commencement of the Case, Foothill made loans and advances to Borrower secured by the assets and properties of Borrower as set forth in the Lon Documents; and

        WHEREAS, Borrower has requested that Foothill increase the Overadvance Amounts (ranging from $6.0 million to $4.5 million) to $7,000,000 and allow Borrower to defer the periodic reductions to the Overadvance Amount, as previously required pursuant to Amendment No. One; and

        WHEREAS, Foothill has agreed to Borrower's request, subject to certain terms and conditions set forth in this Amendment, including, without limitation,
the purchase and funding by Elliott Associates, L.P., a         limited
partnership ("EALP"), of a "back-end," "last-out," participation in the Obligations in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000); and

        WHEREAS, Foothill and Borrower have requested the Bankruptcy Court to enter the First Amendment to Final Financing Order (as hereinafter defined), which provides for a period of financing through September 30, 1997, pursuant to which Foothill may make post-petition loans and advances to Borrower as set forth in the Amended Final Financing Order and the Loan Documents; and

        WHEREAS, Borrower reaffirmed its obligations pursuant to the Loan Documents and acknowledged its continuing liabilities to Foothill thereunder in order to induce Foothill to make post-petition loans and advances to Borrower, as evidenced by this Amendment; and

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Foothill and Borrower mutually agree to the recitals above and further mutually covenant, warrant and agree as follows:

1.      DEFINITIONS.

        1.1 Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Loan Documents shall be deemed and are hereby amended to include, in addition to and not in limitation of, the other defined terms used therein (except where the definitions set forth below are identical to defined terms used therein, in which case the definitions set forth below shall be inserted in place of the corresponding defined terms therein), each of the following definitions:

        (a) "Amended final Financing Order" shall mean the final Financing Order, as amended by the First Amendment to Final Financing Order.



AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 2

                (b) "First Amendment to Final Financing Order" shall mean the Order Authorizing The Debtor To Enter Into a First Amendment to the Final Financing Order, to be entered by the Bankruptcy Court as a condition precedent to the effectiveness of Amendment Number Two to Ratification and Amendment Agreement.

                (c) "EALP" shall mean Elliott Associates, L.P.

        1.2     Interpretation.

                (a) For purposes of this Amendment, all capitalized terms used and not otherwise defined or amended herein shall have the respective meanings assigned to such terms in the Loan Agreement and the Ratification Agreement.

                (b) All references to any term in the singular shall include the plural and all references to any term in the plural shall include the singular.

                (c) All terms not specifically defined herein, which are defined in the California Uniform Commercial Code (the "UCC"), shall have the meaning set forth therein.

2.      ACKNOWLEDGMENTS.

        2.1 Pre-Petition Obligations, Security Interests, and Prior Liens. Borrower hereby reacknowledges, reconfirms, agrees and ratifies, in each case, as of the date of this Amendment, the acknowledgments, confirmations, and agreements of Borrower set forth in Amendment No. One in Sections 2.1, 2.2 and
2.3 thereof.

        2.2 Binding Effect of Documents. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which Borrower is a party has been duly executed and delivered to Foothill by Borrower and is in full force and effect as of the date hereof, (b) the agreements and obligations of Borrower contained in the Loan Documents constitute the legal, valid and binding obligations of Borrower, and Borrower has no valid defense, offset or counterclaim to the enforcement of such obligations, and (c) Foothill is and shall be entitled to all of the rights, remedies and benefits provided for in the Loan Documents and the Financing Orders.

3.      ADOPTION AND RATIFICATION.

        Borrower hereby ratifies, affirms and confirms all of the terms and conditions of the Loan Documents, as amended and supplemented pursuant hereto and pursuant to the Amended Final Financing Order. Borrower agrees to be fully bound, as Debtor and Debtor-in-Possession, by the terms of the Loan Documents to which Borrower is a party.


AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 3

4.      CONFIRMATION OF SECURITY INTEREST.

        As security for the prompt performance, observance and payment in full of all of the Lender Debt (including specifically, but without limitation, the Overadvance Amount, as amended and increased hereby), Borrower, as Debtor-in-Possession, confirms, reaffirms and restates the prior grant to Foothill, of a continuing security interest in and liens upon, and rights of setoff against, all of the Collateral; provided, however, that, in any event, Foothill's security interests in and liens upon the Pre-Petition Collateral shall secure the Lender Debt, and Foothill's security interests in and liens upon the Post-Petition Collateral shall secure only the Post-Petition Lender Debt. All Loan Documents are hereby modified and amended as necessary to effectuate the foregoing grant, pledge and assignment of, and confirmation, reaffirmation and restatement of, a continuing security interest in and lien upon the Collateral and the other modifications effected herein.

5.      ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

        In addition to the continuing representations, warranties and covenants heretofore and hereafter made by Borrower to Foothill, whether pursuant to the Loan Documents or otherwise, and not in limitation thereof, Borrower hereby represents and warrants to, and covenants with, Foothill as follows (all of which representations, warranties and covenants shall survive the execution and delivery of this Amendment and the material truth and material accuracy of which, or compliance with which, representations, warranties and covenants shall be a continuing condition of the making of advances under the Loan Agreement by Foothill):

        5.1 Use of Proceeds. All advances provided by Foothill to Borrower pursuant to the Financing Orders, the Loan Documents or otherwise, shall be used by the Borrower, for inter alia, Borrower's working capital needs and for other general corporate purposes of Borrower consistent with the terms of the Financing Orders and the Loan Documents.

        5.2 Other Indebtedness. Neither Borrower nor any other Person liable for the Lender Debt is in default in the payment of any amounts at any time due on any material indebtedness owed by Borrower or in the performance of any other material terms or covenants of any evidence of such Indebtedness or of any mortgage, security agreement, indenture, pledge or other agreement relating thereto or security such Indebtedness, except for defaults (the "Existing Defaults") either (a) described in the Forbearance Agreement, (b) created by the filing of the Case, (c) existing on or before the Petition Date, or (d) existing under real or personal property leases or equipment financing obligations of the Borrower.

6.      AMENDMENTS.

        6.1 Amendments to Section 1.1: Amendment of Certain Definitions. Effective as of the date hereof, the definitions of "Budget Period" and "Overadvance Amount" contained in




AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 4

Section 1.1 of the Loan Agreement are hereby deleted in their entirety, and the following shall be substituted therefor, respectively.

        "Budget Period shall mean the period from January 12, 1997, through September 30, 1997."

        "Overadvance Amount shall mean the total amount, from time to time and at any time, of Overadvance Advances, with such amount limited to a maximum total amount at any point in time of Seven Million Dollars ($7,000,000)."

        6.2 Term. The first sentence of Section 3.4 of the Loan Agreement is hereby amended and restated in its entirety to read in full as follows:

        This Agreement shall become effective upon the execution and delivery hereof by Borrower and Foothill and shall continue in full force and effect for a term ending on the date (the "Termination Date") that is September 30, 1997, unless sooner terminated pursuant to the terms hereof.

        6.3 Exhibit A. Exhibit A attached to Amendment No. One is hereby superseded and replaced by Exhibit A. Summary of the Revised Approved Budget, attached hereto and incorporated herein for all purposes.

7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, in their sole discretion, of each of the following conditions not later than April 10, 1997:

        7.1 Participation Agreement. Execution and delivery to Foothill by EALP of a Participation Agreement, in form and substance satisfactory to Foothill, providing for EALP's purchase of a participation in the Overadvance Amount to the extent of $2,500,000, and funding by EALP to Foothill of the full purchase price of the participation; and

        7.2 First Amendment to Final Financing Order. Entry by the Bankruptcy Court of the First Amendment to Final Financing Order.

8.      MISCELLANEOUS.

        8.1 Amendments and Waivers. Neither this Amendment nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

        8.2 Further Assurances. Borrower shall, at its expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements,


AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 5 instruments and documents, including, without limitation, additional security agreements, collateral assignments, Uniform Commercial Code financing statements or amendments or continuations thereof, landlord's or mortgagee's waivers of liens and consents to the exercise by Foothill of all the rights and remedies hereunder or under any of the other Loan Documents and do or cause to be done such further acts as may be necessary or proper in Foothill's opinion to evidence, perfect, maintain and enforce the security interest and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Amendment, any of the other Loan Documents or the Financing Orders. Upon the request of Foothill, at any time and from time to time, Borrower shall, at its cost and expense, do, make, execute, deliver and record, register or file, financing statements, mortgages, deeds of trust, deeds to secure debt, and other instruments, acts, pledges, assignments and transfers (or cause the same to be done) and will deliver to Foothill such instruments evidencing items of Collateral as may be requested by Foothill.

        8.3 Headings. The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Amendment.

        8.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which shall together constitute one and the same agreement.

        8.5 Waiver of Defaults; Additional Events of Default. Foothill hereby acknowledges the existence, as of the date of this Amendment, of the Existing Defaults; and Foothill hereby waives all such Existing Defaults to the extent not previously waived; provided, however, that such waiver shall extend only to the foregoing specific Existing Defaults and not to any other Events of Default existing as of the date of this Amendment. The parties hereto acknowledge, confirm and agree that the failure of Borrower to comply with any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by Borrower in connection herewith shall constitute an Event of Default under the Loan Documents.

        8.6 Costs and Expenses. Borrower shall pay to Foothill on demand all reasonable costs and expenses that Foothill pays or incurs in connection with the negotiation, preparation, consummation, administration, enforcement, and termination of this Amendment, the Financing Orders and the other Loan Documents including, without limitation: (a) costs and expenses (including attorneys' and paralegals' fees and disbursements) of counsel to Foothill; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with this Amendment, the other Loan Documents, the Financing Orders and the transactions contemplated thereby; (c) costs and expenses of lien searches; (d) fees and other charges incurred in connection with the filing of Uniform Commercial Code financing statements and continuations, and other actions to perfect, protect, and continue the security interests and liens of Foothill in the Collateral; (e) sums paid or incurred to pay any amount or take any action required of Borrower under the


AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 6

Loan Documents or the Financing Orders that the Borrower fails to pay or take;
(f) costs of appraisals, inspections and verifications of the Collateral including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Borrower's operations by Foothill or its agents and to attend court hearings or otherwise in connection with the Case; (g) costs and expenses of preserving and protecting the Collateral; and (h) costs and expenses (including attorneys' and paralegals' fees and disbursements) paid or incurred to obtain payment of the Lender Debt, enforce the security interests and liens of Foothill, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of this Amendment, the other Loan Documents and the Financing Orders, or to defend any claims made or threatened against Foothill arising out of the transactions contemplated hereby (including, without limitation, preparations for and consultations concerning any such matters). The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by Borrower. All sums provided for in this Section 8.6 shall be part of the Post-Petition Lender Debt, shall be payable on demand, and shall accrue interest from the date paid or incurred at the highest rate of interest then payable under the Loan Documents. Foothill is hereby irrevocably authorized to charge any amounts payable hereunder directly to the accounts maintained by Foothill with respect to Borrower.

        8.7 Effectiveness. The Amendment shall become effective upon the execution hereof by Borrower and Foothill, the entry of the First Amendment to Final Financing Order, and the conditions precedent set forth at Section 7 above.

        8.8 Notices. All notices, requests and other communications required to be given hereunder or under any of any of the Loan Documents in writing will be deemed to have been duly given if delivered in accordance with the provisions of Section 12 of the Loan Agreement.

        8.9 Ratification Agreement. This Amendment is the "Amendment Number Two to Ratification and Amendment Agreement" referred to in the Amended Final Financing Order, the provisions of which are incorporated into this Amendment by reference for all purposes. This Amendment is entitled to all of the benefits of the amended Final Financing Order.

        8.10 Conflicts. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Loan Agreement or any of the other Loan Documents, the terms of this Amendment shall govern. In all respects, the Loan Agreement and each of the other Loan Documents, as amended and supplemented hereby, shall remain in full force and effect.

        8.11 Successors and Assigns. This Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties and, in the case of Borrower, including, without limitation, any trustees or other fiduciaries hereafter appointed as borrower's legal representatives or with respect to the property of Borrower's bankruptcy estate, whether under Chapter 11 of the code or any subsequent Chapter 7 case, and Borrower's respective successors upon conclusion of the Case.



AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 7

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


                                      BORROWER:

                                      GRANT GEOPHYSICAL, INC.
                                      Debtor and Debtor-in-Possession


                                      By: [ILLEGIBLE]
                                          ------------------------------------
                                      Name: [ILLEGIBLE]
                                            ----------------------------------
                                      Title: President
                                             ---------------------------------


                                      FOOTHILL:

                                      FOOTHILL CAPITAL CORPORATION



                                      By:
                                          ------------------------------------
                                          Kevin M. Coyle, Senior Vice President


Exhibits
--------
A       -- Summary of Revised Approved Budget




AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 8

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                        BORROWER:

                                        GRANT GEOPHYSICAL, INC.,
                                        Debtor and Debtor-in-Possession


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------

                                        FOOTHILL:

                                        FOOTHILL CAPITAL CORPORATION


                                        By: /s/  THOMAS SIGURDSON
                                           -----------------------------------
                                                 Thomas Sigurdson,
                                                 Vice President


Exhibits

   A -- Summary of Revised Approved Budget




AMENDMENT NUMBER TWO TO
RATIFICATION AND AMENDMENT AGREEMENT - Page 8

                                   Exhibit A

                                       to

                              Amendment Number Two

                                       to

                      Ratification and Amendment Agreement

                       Summary of Revised Approved Budget

                                  (Attached.)


Exhibit A - Page 1

             Grant Geophysical -- Domestic Cash Budget -- Summary
                            Through September 1997

Period
Beginning         1/12/97  1/19/97  1/26/97  2/2/97   2/9/97   2/16/97  3/2/97   3/9/97   3/16/97  3/16/97  3/23/97  4/1/97
----------------------------------------------------------------------------------------------------------------------------
Begin Cash           272      322       55      106      762       22       77      445       50      294      247       176
Total Foreign
  Transfers in        32       70       17      142       69       33      517       47        2        -       61       200
Misc. Cash
  Deposits             4       12       22      431                          4                         72        5         5
Total Trade
  Collections      2,157      836       15    1,531    2,705        -    1,514      557      730    2,685      234       141
Total Cash         2,465    1,240      109    2,210    3,526       55    2,112    1,050      782    3,051      547       522
Disbursements:
Total Foothill
  Payments:        2,177      837       15    1,654    2,706        -    1,514      620      730    2,685      242       280
Total Payment
  Costs              157      439      210      422      122      515      280      352      143      408       69       393
Total Debt &
  Lease Payments:     39       25        9      124       50        8      423       89       80       54      139       314
Total Crew
  Expenses:          391      305      408      421      439      316      262      381      243      428      481       453
Total Overhead       222       90      123       49      186      195       79       48      255       45      409        73
Total Foreign
  Transfers Out      173       90      100      140      150      139      117      126      150      210      196       256
Total Capital
  Spending             -        -        -        -        -        -        -        -       17        -      192       106
Total
  Distributions    3,159    1,786      869    2,810    3,652    1,174    2,655    1,594    1,618    3,630    1,707     1,855
Preliminary Ending
  Cash              (694)    (546)    (755)    (600)    (127)  (1,119)    (543)    (544)    (836)    (779)  (1,160)   (1,353)
Total Pledges and
  Advances           721      952      899      884    1,121      411      303      959      535    1,655      507     1,178
Ending Cash           27      406      133      284      594     (708)    (204)     415     (301)     877     (653)    ( 155)
Loan Analysis:
Beginning
  Balance         11,339   10,245   10,095   10,895   10,394    8,734    9,323    8,402    9,121    9,365    7,700     6,792
Collections
  Applied to
  Loan            (2,157)    (836)     (15)  (1,531)   2,709        -   (1,514)    (557)    (730)  (2,655)    (234)     (141)
Pledges &
  Advances           721      952      889      884    1,121      411      303      959      535    1,655      507     1,178
Ending Cash
  Borrowed
  (Repay)            (27)    (405)    (133)    (284)    (994)     706      240      415      301     (667)     653       155
Borrow Beg. Cash
  Balance
Other (to adjust
  loan to actual)    369      141       58      430      919     (630)      50      732      138      241      165        28
Ending Loan
  Balance         10,245   10,096   10,895   10,394    8,734    9,323    8,402    9,121    9,365    7,700    8,792    10,012
Estimated
  Overadvance
  Amount           4,000    3,956    3,654    5,595    5,264    5,748    5,441    5,339    5,510    5,579    5,433     5,529


             Grant Geophysical -- Domestic Cash Budget -- Summary
                            Through September 1997

Period
Beginning         4/1/97   4/6/97  4/13/97  4/28/97  4/27/97   5/4/97  5/11/97  5/18/97  5/25/97    June    July     August   Sept.
-----------------------------------------------------------------------------------------------------------------------------------
Begin Cash          176      200      200      200      200      200      200      200      200      200      200      200     200
Total Foreign
  Transfers In      200       75        -      100       75      100        -        -        -      275      275      275     275
Misc Cash
  Deposits            5
Total Trade
  Collections       141      100    1,801      613    1,668      890    2,676      550    1,425    5,646    6,393    7,122   3,800
Total Cash          522      375    2,001      913    1,943    1,190    2,876      760    1,625    6,121    6,858    7,597   4,275
Disbursements:
Total Foothill
  Payments          260      100    1,801      613    1,808      890    2,676      550    1,545    5,766    6,513    7,242   3,920
Total Payroll
  Costs             393      500      110      550      110      550      110      550      110    1,840    1,310    1,310   1,310
Total Debt &
  Lease Payments    314        -      252        -      389       17      212        -       10      594      621      621     621
Total Crew
  Expenses          453      450      690      480      130      810      150      810      810    2,365   2,065     1,140   1,140
Total Overhead       73       61      249      248       61       61      249      148       72      429     638       429     429
Total Foreign
  Transfer Out      255      200      150      150      150      150      200      200      200      750     750       750     750
Total Capital
  Spending          105      150      150        -        -        -        -        -        -        -        -        -       -
Total
   Disbursements  1,855    1,701    3,402    2,009    3,268    2,178    4,197    2,058    2,447   11,944   11,889   11,792   8,370
Preliminary
  Ending Cash    (1,333)  (1,326)  (1,401)  (1,096)  (1,325)    (998)  (1,321)  (1,306)    (822)  (5,923)  (5,020)  (4,195) (4,095)
Total Pledges
  and Advances    1,178    1,230      890    1,168    1,474    1,274    1,595    1,100    2,115    6,178    6,839    5,292   3,840

Ending Cash        (155)     (96)    (541)      72      149      285      274     (206)   1,293      355    1,819    1,097    (255)

Loan Analysis:
Beginning
  Balance         8,792   10,012   11,430   11,238   11,921   11,778   12,076   10,921   11,677   11,474   11,851   10,678   7,951
Collection
  Applied
  to Loan          (141)    (100)  (1,801)    (613)  (1,668)    (890)  (2,676)    (550)  (1,425)  (5,646)  (6,393)  (7,122) (3,800)
Pledges and
  Advances        1,178    1,230      860    1,168    1,474    1,274    1,595    1,100    2,115    6,170    6,839    6,292   3,640
Ending Cash
  Borrowed
  (Repay)           155       96      541      (72)    (149)    (286)    (274)     206   (1,293)    (355)  (1,819)  (1,097)    255
Borrow Beg.
  Cash Balance               200      200      200      200      200      200      200      200      200      200      200     200
Other (to adjust
  loan to actual)    28
Ending Loan
  Balance        10,012   11,430   11,238   11,921   11,770   12,076   10,921   11,877   11,478   11,851   10,676    7,951   8,446
Estimated
  Overadvance
  Amount          5,529    5,825    6,555    6,694    6,746    6,660    6,585    6,991    5,898    5,743    4,125    3,227   3,692